                                                                    EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Plastipak Holdings, Inc. (the "Company") for the period ended August 2, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, Michael J. Plotzke, Chief Financial Officer of the Company, hereby certify that based on my knowledge:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                          /s/ Michael J. Plotzke
                                          ---------------------------------
                                          Michael J. Plotzke
                                          Chief Financial Officer of
                                          Plastipak Holdings, Inc.
                                          September 16, 2003